American AAdvantage Funds
  - Institutional Class -

Supplement dated September 3, 1998
to the Prospectus dated March 1, 1998

1. Effective September 1, 1998, the "Management Fee" of the Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund discussed in the "TABLE OF FEES AND EXPENSES" on page 3, and under "Fund Management Agreement" in the second paragraph of page 27 is reduced to 0.10%. The "Administrative Services Fee" discussed under "Administrative Services Agreements" on page 28 is changed to 0.10% for the Money Market Fund and the Municipal Money Market Fund and 0.01% for the U.S. Government Money Market Fund. The "Total Operating Expenses" discussed in the "TABLE OF FEES AND EXPENSES" on page 3 are reduced to 0.20% for the U.S. Government Money Market
 Fund.   As a result of these fee changes, the estimated expenses in the
 "Examples" on page 4 are $2, $6, $11 and $26 for the 1, 3, 5 and 10 year periods, respectively, for the U.S. Government Money Market Fund.

2. The third paragraph under "INVESTMENT ADVISERS" on page 29 is modified to read as follows:

     Michael W. Fields is responsible for the day-to-day portfolio management of the Short-Term Bond Fund and its corresponding Portfolio, as well as the portion of the Intermediate Bond Fund and its corresponding Portfolio allocated to the Manager. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President-Fixed Income Investments.